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                                      EXHIBIT 1

                         AGREEMENT REGARDING JOINT FILING OF
                           SCHEDULE 13D - AMENDMENT NO. 1

        The undersigned agree that the Statement on Schedule 13D - Amendment No. 1 to which this Agreement is attached is filed on behalf of each one of them pursuant to Rule 13d-1(k)(1)(iii). This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall together constitute one instrument.

Dated:  October 2, 2000

                                           MERIDIAN ASSOCIATES, L.P.

                                           By:  MERIDIAN INVESTMENT, INC.,
                                           ITS GENERAL PARTNER

                                           By:   /s/ Harold S. Handelsman
                                                 -------------------------
                                           Its:      Vice President


                                           SDI, INC.

                                           By:   /s/ Harold S. Handelsman
                                                 -------------------------
                                           Its:      Vice President


                                           HSA PROPERTIES, INC.

                                           By:   /s/ Harold S. Handelsman
                                                 -------------------------
                                           Its:      Vice President


                                           USFS ACQUISITION CO.

                                           By:   /s/ Douglas Geoga
                                                 -------------------------
                                           Its:      President

                                           SDI-FRANCHISE INVESTOR, INC.

                                           By:   /s/ Douglas Geoga
                                                 -------------------------
                                           Its:      President
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                                           HT-FRANCHISE INVESTMENT GROUP
                                           LLC

                                           By: SDI-FRANCHISE INVESTOR, INC.,
                                           ITS SOLE MEMBER

                                           By:   /s/ Douglas Geoga
                                                 -------------------------
                                           Its:      President


                                           Michael A. Leven

                                           /s/ Michael A. Leven
                                           ---------------------------

                                           Andrea Leven

                                           /s/ Andrea Leven
                                           ---------------------------


                                           Jonathan Leven

                                           /s/ Jonathan Leven
                                           ---------------------------


                                           Robert Leven

                                           /s/ Robert Leven
                                           ---------------------------

                                           Adam Leven

                                           /s/ Adam Leven
                                           ---------------------------